                               INDENTURE OF LEASE


                  This Indenture of Lease, made on the 30th day of April, 1994, by WALNUT SQUARE PARTNERS, a Pennsylvania limited partnership with an address at c/o Philadelphia Management Co., 1728 Spruce Street, Philadelphia, Pennsylvania 19107 (hereinafter called "Landlord") and CRUSADER SAVINGS BANK, FSB with an address at 6526 Castor Avenue, Philadelphia, Pennsylvania 19149 (hereinafter called "Tenant").

                                   WITNESSETH:

A.       Demised Premises.

                  Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the premises (hereinafter called the "Demised Premises") designated on the attached plan (Exhibit "A"), now erected or hereafter to be erected as a part of the Real Property located at 13th and Walnut Streets, Philadelphia, Pennsylvania 19109. The term "Real Property" shall mean (1) the real estate described or depicted in Exhibit A hereof, (2) such contiguous real estate as Landlord may from time to time designate in writing as being included in the Real Property, and (3) all buildings and improvements previously, now or hereafter constructed on the land included in such real estate plus all alterations thereto. The Demised Premises are approximately 6,000 rentable square feet.

                  The Demised Premises are described on Exhibit A, together with the right to the non-exclusive use, in common with others entitled to use same, of the common areas as may be provided by Landlord from time to time, subject however to the terms and conditions of this Indenture of Lease and Lease Agreement attached hereto and made part hereof (hereinafter collectively referred to as "Lease"), and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Landlord.

B.       Length of Term.

                  The term of this Lease and Tenant's obligation to pay rent and occupy the Demised Premises in accordance with the terms of this Lease shall commence on the earlier of the following dates (such earlier date being hereinafter called the "Commencement Date"): (1) September 30, 1994 or; (2) the date on which Tenant shall first open the Demised Premises for business with the public. The term shall be for a period of Ten (10) years, plus the period, if any, between the Commencement Date, if it falls on a day other than the first day of the month, and the first day of the first calendar month in the term.

C.       Fixed Minimum Rent.

                  Tenant shall pay to Landlord a guaranteed base rent ("Fixed Minimum Rent") equal to $48,000 per annum payable in monthly installments of $4,000 each. Each such installment shall be due and payable on or before the tenth day of each calendar month in the term of this Lease, in advance, at the address set forth above or at such other place as may be designated by Landlord from time to time. In the event that the Commencement Date of the term of this Lease shall be a day other than the first day of a calendar month, Tenant's first payment of Fixed Minimum Rent shall be prorated for the fractional month between the Commencement Date and the first day of the first full calendar month in the term hereof, on a per diem basis (calculated on a thirty (30) day month).

D.       Cost of Maintenance and Operation etc.

                  In addition to the said base rent, Tenant shall pay to Landlord the actual expenses incurred on account of separately submetered heat and electric service respecting the Demised Premises. All other utility costs, maintenance costs, real estate taxes and all other costs of any nature whatsoever shall be borne by Landlord.

E.       Use of Premises.

                  Tenant shall use the Demised Premises solely for the purpose of conducting the business of a federal savings bank institution and related accessory uses.

F.       Additional Rent.

                  The Tenant shall pay as additional rent any money required to be paid pursuant to this Lease, whether or not the same be designated "additional rent."

G.       Security Deposit.

                  Tenant, contemporaneously with the execution of this Indenture of Lease, has deposited with Landlord the sum of Four Thousand Dollars ($4,000), receipt of which is hereby acknowledged by Landlord, which deposit is now the property of the Landlord and is to be held as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease.

H.       Lease Documents.

                  In addition to this Indenture of Lease, this Lease shall for all purposes be deemed to include as though set out in full within this Indenture of Lease all exhibits attached hereto.

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I.       Landlord's Work Letter.

                  Landlord shall fund the Tenant Improvements contemplated by Exhibit B attached hereto in an amount equal to $50,000. Such contribution may be utilized by Tenant to offset its overall construction cost, and/or for the purchase of furniture, furnishings, fixtures and equipment and/or for soft costs, including architectural and legal services related to this Lease or the Demised Premises.

J.       Conditions To Effectiveness of Tenant's Obligation.

                  Tenant's obligations under this lease shall be expressly conditioned upon Tenant's receipt of all appropriate federal and state banking regulatory approvals for the location of the bank branch contemplated by this Lease.

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Indenture of Lease to be duly executed the day and year first above written.

WITNESS:                                 Landlord:

                                         WALNUT SQUARE PARTNERS, a
                                         Pennsylvania limited Partnership


                                         By:       [Illegible]
--------------------------------             -------------------------------

ATTEST:                                  Tenant:

                                         CRUSADER SAVINGS BANK, FSB


By:                                      By: /s/ Joseph T. Crowley
   -----------------------------             -------------------------------
Title:                                   Title:

[CORPORATE SEAL]


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




                                 LEASE AGREEMENT

                                    ARTICLE I
                                      TERM

Section 1.01. Confirmation of the Term.

(a) The period commencing on the date hereof and terminating on the date immediately prior to the Commencement Date is herein referred to as the "Tenant Fit-Out Period," and the period from the Commencement Date to the date of the expiration or earlier termination of this Lease shall be referred to herein as the "Term."

(b) At any time during the Term hereof, the parties shall execute and deliver to each other, at the request of either party, an estoppel certificate in form and substance satisfactory to both parties hereto.

(c) This Lease and the tenancy hereby created shall cease and determine at the end of the term hereof without the necessity of any notice from Landlord or Tenant to terminate the same, excepting that if Tenant shall give Landlord notice of its intent to renew as herein set forth, this Lease shall remain in full force and effect for the appropriate renewal term.

Section 1.02. Renewal of Term.

         Tenant shall have two (2) successive five (5) year options to renew the term of the Lease, each option exercisable on at least ninety (90) days prior written notice to Landlord of Tenant's intention to renew. The terms of the Lease shall remain in full force and effect during each renewal term except that rent for the first renewal term shall be increased to $60,000 per annum and rent for the second renewal term shall be increased to $72,000 per annum.


                                   ARTICLE II
                                REAL ESTATE TAXES

Section 2.01. Taxes.

         Landlord hereby covenants and agrees to timely pay when due all real estate taxes, assessments and governmental charges, including, without limitation, the Philadelphia Business, Use and Occupancy Tax (hereinafter collectively called "taxes" or "real estate taxes") which may be levied or assessed by any lawful authority against the Real Property or the Demised Premises.

                                   ARTICLE III
                        CONSTRUCTION OF DEMISED PREMISES

Section 3.01. Construction.

         Landlord shall at its cost and expense construct the improvements to the Demised Premises as described on Exhibit "B" attached hereto. Landlord represents and warrants to tenant that the improvements described on Exhibit "B" can be completed within the $50,000 work letter to be provided by Landlord. Accordingly, cost overruns shall be borne by Landlord, excepting only change orders approved in writing by Tenant which increase the cost of the said work letter, in which event, Tenant shall reimburse Landlord for such costs and expense over and above Landlord's work letter contribution of $50,000 arising as a result of the said approved change order.

Section 3.02. Facilities.

         All facilities furnished by Landlord in or near the Real Property including loading docks, pedestrian sidewalks, corridors, ramps, landscaped areas, exterior stairways, comfort stations and other areas and improvements provided by Landlord for the general use, in common with others, of Tenant, its officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this section and to police the same. Landlord will operate and maintain the common facilities referred to above in such manner consistent with industry standards as Landlord, in its reasonable discretion, shall determine from time to time.


                                   ARTICLE IV
                          CONDUCT OF BUSINESS BY TENANT

Section 4.01. Use of Premises.

         Tenant shall occupy the Demised Premises promptly upon the commencement of the term hereof and thereafter shall continuously conduct in the Demised Premises the business herein permitted. Tenant will not use or permit or suffer the use of the Demised Premises for any other business or other purpose. The authorization of the use of the premises for the business purpose set forth herein shall not constitute a representation by Landlord that any particular use of the premises is now or will continue to be permitted under applicable laws or regulations.


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Section 4.02. Additional Use of the Premises.

         Tenant covenants and agrees that Tenant at its own cost and expense:

(a) Will keep the Demised Premises clean and will maintain the rest of the Demised Premises in a clean, orderly and sanitary condition;

(b) Will keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Demised Premises;

(c) Will not permit the parking or delivery vehicles to interfere with the use of any driveway, walk, parking area, or other Common Areas in the Real Property.

Section 4.03. Rules and Regulations.

         Landlord reserves the right from time to time to adopt and promulgate reasonable rules and regulations applicable to the Demised Premises and the Real Property and to amend and supplement such rules and regulations. Notice of such rules and regulations and of any amendment and supplements thereto shall be given to Tenant and Tenant agrees thereupon to comply with and observe all such rules and regulations, provided that the same shall be applied uniformly to substantially all Tenants of the Real Property and further provided that such rules do not substantially increase Tenant's obligations hereunder.

Section 4.04. Landlord's Services.

         Landlord shall provide regular janitorial service with regard to the Demised Premises in accordance with the schedule attached hereto as Exhibit C. Landlord shall also provide snow removal and maintenance services with respect to the Common Areas, including any parking facilities at its sole expense. Landlord shall also provide at its expense regular trash pickup services for the Demised Premises.


                                    ARTICLE V
                                  COMMON AREAS

Section 5.01. Definition; Control.

         All areas, space, facilities, equipment, and signs for the common and joint use and benefit of Landlord, Tenant and other Tenants and occupants of the Real Property, and their respective employees, agents, subtenants, licensees, customers and other invitees, are collectively referred to herein as "Common Area." All Common Areas in or about the Real Property shall be subject to the non-exclusive control of Landlord. Landlord shall operate, manage, equip, police, light, surface and maintain the Common Areas all in such manner as Landlord, consistent with standard commercial practice for buildings of like nature with the Real Property and in its reasonable discretion, may, from time to time determine. Landlord hereby expressly reserves the right from time to time to police and maintain security for the Common Areas; to use and allow others to use the Common Areas for any purpose; to close temporarily all or any portion of the Common Areas for the purpose of making repairs, changes or alterations thereto or performing necessary maintenance in connection with any emergency, in connection with closings resulting from adverse weather conditions or for any other purpose whatsoever, whether such purpose is similar or dissimilar to the foregoing; to discourage non-customer parking; to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas and the use to be made thereof. For the Term hereof, Tenant is hereby given the license in common with all others to whom Landlord has or may hereafter grant rights to use, the Common Areas as they may from time to time exist.

Section 5.02. Expenses.

         Landlord will at its expense operate and maintain or cause to be operated and maintained the Common Areas and the Real Property. For the purposes of this Lease, "Operating Costs" shall be those costs of operating and maintaining the Common Areas and the Real Property of which the Demised Premises forms a part in a manner deemed by Landlord to be reasonable and appropriate including, but not limited to, all costs and expenses, whether expended or incurred of repairing, lighting, cleaning, painting, and maintaining (including, but not limited to, preventative maintenance), all costs of Landlord's insurance policies (including, but not limited to, fire insurance with extended coverage and liability insurance covering personal injury, deaths and property damage, all such policies to be with companies and in such limits as reasonably selected by Landlord); removing snow, ice, rubbish and debris; inspecting, policing, providing security and regulating traffic; repairing and/or replacing of paving, curbs, walkways, landscaping, drainage, on-site water lines, sanitary sewer lines, storm water lines, electrical lines and other equipment serving the property on which the Real Property or any part thereof is constructed or is to be constructed; heating, ventilating and air-conditioning systems including the furnishing of electricity therefor; and the gross compensation of all non-management personnel required to supervise and accomplish the foregoing. Operating Costs shall not include building depreciation or the cost of any capital improvements to the Real Property or Demised Premises.

Section 5.03. Operating Costs.

(a) The costs of all Operating Costs shall be borne by Landlord. Tenant agrees to pay for the cost of any heating and electric costs consumed by Tenant at the Demised Premises as evidenced by separate submetering installed in the Demised Premises.

(b) Tenant's obligations under this Section 5.03 shall survive the expiration or earlier termination of the term of this Lease.


                                   ARTICLE VI
                 SIGNS; AWNINGS, CANOPIES; FIXTURES; ALTERATIONS

Section 6.01. Signs, Awnings and Canopies.

(a) Tenant shall obtain the prior written consent of Landlord to any signage requests, which consent shall not be unreasonably withheld or delayed. Landlord shall approve such requests in time prior to the Commencement Date so that the municipal approvals contemplated by this Lease can be timely obtained.

(b) Tenant shall not paint or decorate any part of the exterior of the Demised Premises, or any part of the Demised Premises which shall be visible from the exterior thereof, other than as set forth on Exhibit B without first obtaining Landlord's written approval.

Section 6.02. Trade Fixtures.

         All trade fixtures installed by Tenant in the Demised Premises shall be removed by Tenant upon the expiration or sooner termination of this Lease. Any other fixtures affixed to the premises in any manner whatsoever shall become the property of the Landlord at the expiration or sooner termination of the term of this Lease or any renewal or extension thereof (hereinafter called "Termination Date"). Carpeting, wall-mounted fixtures, track lights and the track, and sinks shall all be considered to be affixed. Any free-standing fixtures shall be at all times the property of the Tenant and shall be removable at the Termination Date provided Tenant is not in default of this Lease. Tenant shall, at Landlord's option, remove any and all fixtures, whether affixed or free-standing, and Tenant shall do so not later than the Termination Date, and further, Tenant shall restore the premises to the same good order and condition they were in at the commencement of the term hereof, reasonable wear and tear excepted.

Section 6.03. Alterations.

         Tenant shall not make or cause to be made any material alterations, additions or improvements in the Demised Premises without first obtaining Landlord's written approval and consent, which consent will not be unreasonably withheld or delayed. Tenant shall present to the Landlord plans and specifications for such material alterations, additions, improvements or changes at the time approval is sought.

Section 6.04. Survival.

         The provisions of this Article shall survive the expiration or earlier termination of the term of this Lease.


                                   ARTICLE VII
              MAINTENANCE AND REPAIR; SURRENDER OF DEMISED PREMISES

Section 7.01. Repairs and Maintenance by Tenant.

         Tenant shall at all times at its own expense keep and maintain the Demised Premises, and all partitions, doors, fixtures, signs, equipment and appurtenances thereof in good order and repair, and in a neat, safe, clean and orderly condition and shall make such non-structural repairs to the Demised Premises as may be necessary to accomplish the foregoing.

Section 7.02. Structural Repairs.

         Structural portions of the Real Property and the Demised Premises, including the roof of the Real Property and Demised Premises and including all mechanical, plumbing, electrical, HVAC and other utility systems located at or in the Real Property shall be maintained and repaired by Landlord. Tenant shall give Landlord notice specifying the need for and nature of such repairs.

Section 7.03. Surrender of Premises.

         At the expiration of or earlier termination of the Term of this Lease, Tenant shall peaceably surrender the Demised Premises in the same condition including, but not limited to, the same conditions of cleanliness as the Demised Premises were in upon the commencement of the Term of this Lease, ordinary wear and tear and insurable hazard excepted, and Tenant shall surrender all keys for the Demised Premises to Landlord at the place then fixed for the payment of rent and shall notify Landlord in writing of all combinations of locks, safes and vaults, if any, in the Demised Premises. Tenant's obligation to observe and perform the covenants set forth in this Section 7.03 shall survive the expiration or earlier termination of the term of this Lease.

                                  ARTICLE VIII
                          INDEMNIFICATION; SUBROGATION

Section 8.01. Indemnification and Waiver of Claims.

(a) Tenant will defend and will indemnify Landlord and its agents, partners and employees and save them harmless from and against any and all claims, actions, damages, liability and expense (including, but not limited to, attorney's fees and disbursements) in connection with the loss of life, personal injury or damage to property or business arising from, related to, or in connection with the occupancy of the premises or any part of Landlord's property or the Real Property or occasioned wholly or in part by act or omission of Tenant, its contractors, subcontractors, Subtenants, invitees, licensees or concessionaires, or its or their respective agents, servants or employees. Tenant shall not, however, be liable for damages or injury occasioned by the negligence or willful acts of Landlord, or its agents, partners, employees, or servants, or from any damage or injury arising from perils insured against by Tenant or Landlord.

(b) Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be expended or incurred by Landlord in successfully enforcing the covenants and agreements of this Lease. The provisions of this Section 8.01 shall survive the termination or earlier expiration of the term of this Lease.

(c) Unless such damage is caused by the negligent acts or omissions of Landlord, or its agents, partners, servants, contractors and employees, neither Landlord nor its agents, servants, partners, employees or contractors shall be liable for, and Tenant, in consideration of Landlord's execution of this Lease, hereby releases all claims for loss of life, personal injury or damage to property or business sustained by Tenant or any person claiming through Tenant, resulting from any fire, accident, occurrence or condition in or upon the Real Property or any part thereof (including, without limitation, the Demised Premises and the building of which the same is a part).

Section 8.02. Waiver of Subrogation.

         In the event the Demised Premises or its contents are damaged or destroyed by fire or other insured casualty, (a) Landlord, to the extent of the coverage of Landlord's policies of fire insurance with extended coverage endorsements, hereby waives its rights, if any, against Tenant with respect to such damage or destruction, even if said fire or other casualty shall have been caused, in whole or in part, by the negligence of Tenant, its agents, servants or employees, and (b) Tenant, to the extent of the coverage of Tenant's policies of fire insurance with extended coverage, hereby waives its rights, if any, against Landlord with respect to such damage or destruction; provided, however, such waivers of subrogation shall only be effective with respect to loss or damage occurring during such time as Landlord's or Tenant's policies of fire insurance with extended coverage endorsements (as the case may be) shall contain a clause or endorsement providing in substance that the aforesaid waiver of subrogation shall not prejudice the type and amount of coverage under such policies or the right of Landlord or Tenant (as the case may be) to recover thereunder.


                                   ARTICLE IX
                                    INSURANCE

Section 9.01. Insurance.

(a) Tenant will keep in force, in companies licensed to do business in the state where the Real Property is located, at Tenant's expense, at all times during the term of this Lease, and during such other times as Tenant occupies the Demised Premises or any part thereof:

         (1) Public liability insurance with respect to the Demised Premises and the business operated by Tenant and any employees and invitees of Tenant in or from the Demised Premises with minimum limits of Five Hundred Thousand ($500,000.00) Dollars on account of bodily injuries to or death of one person and One Million ($1,000,000.00) Dollars on account of bodily injuries to or death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limits of One Hundred Thousand ($100,000.00) Dollars. Tenant shall also keep in force, at its own expense, worker's compensation or similar insurance affording statutory coverage and containing statutory limits.

         (2) Fire insurance, with standard broad form extended coverage endorsement covering (a) all of Tenant's stock in trade, trade fixtures, furniture, furnishings, such equipment as is not affixed to the Demised Premises and signs, and (b) Tenant's interest in all of the improvements and betterments installed in the premises by Tenant, in each case covering replacement value of the foregoing items.

         (3) Such other types of insurance and such additional amounts of insurance as, in Landlord's judgement, are necessitated by good business practice.

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(b)      Upon request, Tenant will deposit with Landlord policies of insurance required by the provisions of this Section 9.01 or certificates thereof, together with satisfactory evidence of the payment of the required premium or premiums thereof. The insurance required hereby may be maintained by means of a policy or policies of blanket insurance so long as the provisions of this Section are fully satisfied.

(c) Landlord shall keep the Real Property including all Common Areas insured on a replacement value basis for all risk hazards and shall maintain primary public liability insurance for the Building and all common areas of at least Three Million Dollars ($3,000,000,000) in the aggregate and per occurrence.

Section 9.02. Insurance Provisions.

         All policies of insurance required to be carried by Landlord or Tenant by Section 9.01 hereof shall provide that the policy shall not be subject to cancellation, termination or change except after thirty (30) days prior written notice to Landlord or Tenant, as applicable, and shall name Landlord and Tenant, as applicable, as an additional insured as its interest may appear.

Section 9.03. Effect on Insurance.

(a) Tenant will not do, omit to do, or suffer to be done or keep or suffer to be kept anything in, upon or about the Demised Premises which will violate the provisions of Landlord's policies insuring against loss or damage by fire or other hazards (including, but not limited to, public liability), which will adversely affect Landlord's fire or liability insurance premium rating or which will prevent Landlord from procuring such policies in companies acceptable to Landlord, provided Tenant is first given adequate notice of the requirements of such policies.

(b) If Tenant shall not comply with its covenants made in this Section, Landlord in addition to Landlord's other remedies hereunder may (but shall not be obligated to) cause insurance, as aforesaid, to be issued, and in such event Tenant agrees to pay the premium for such insurance as additional rent promptly upon Landlord's demand, or Landlord, at its option, may treat such failure to comply as an Event of Default.

                                    ARTICLE X
                                    UTILITIES

Section 10.01. Utilities.

         Tenant shall be responsible for and promptly pay all charges at the rates set forth elsewhere in this Lease for heat and electricity used or consumed in the Demised Premises based upon the direct metering of such consumption installed in the Demised Premises at Landlord's sole expense, said responsibility commencing on the Commencement Date. The cost of consumption of other non-metered utilities consumed at the Real Property shall be borne by Landlord.

Section 10.02. Operation of Heating and Air-Conditioning.

         Tenant must operate heating and cooling equipment in accordance with Landlord's reasonable criteria and must maintain such temperatures in the Demised Premises as will prevent the freezing or bursting of pipes and the draining of heated and chilled air from any enclosed sections of the Real Property.


                                   ARTICLE XI
                 ESTOPPEL CERTIFICATE; SUBORDINATION; ATTORNMENT

Section 11.01. Execution of Estoppel Certificate.

         At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant, within twenty (20) days of the date of such written request, agrees to execute and deliver to Landlord and/or such mortgagee, without charge and in form satisfactory to Landlord and/or such mortgagee, a written estoppel statement confirming the then existing status of the Lease in form and substance reasonably satisfactory to Landlord and tenant.

Section 11.02. Subordination, Non-Disturbance and Attornment.

         Tenant agrees: (a) that, provided that any holder of any Mortgage agrees not to disturb the tenancy of Tenant so long as Tenant is not in default of this Lease, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any first mortgage (collectively called "Mortgage") that now exist, or may hereafter be placed upon the Demised Premises or the Real Property or any part thereof and to all advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, notifications, consolidations, or extensions thereof; and (b) that if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and (c) that the aforesaid provisions shall be self operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser.


                                   ARTICLE XII
                            ASSIGNMENT AND SUBLETTING

Section 12.01. Assignment and Subletting.

(a) Tenant shall not voluntarily, involuntarily, or by operation of law, assign, transfer, mortgage or otherwise encumber (herein collectively referred to as an "assignment") this Lease or any interest of Tenant herein, in whole or in part, nor sublet the whole or any part of the Demised Premises, nor permit the Demised Premises or any part thereof to be used or occupied by others, without first obtaining in each and every instance the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right without the consent of Landlord to assign this lease to a lending institution of equal or better asset size. If this Lease or any interest of Tenant herein be assigned or if the whole or any part of the Demised Premises be sublet or used or occupied by others, after having obtained Landlord's prior written consent thereto, Tenant shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant, and Tenant shall not be released therefrom in any manner, excepting only an assignment to a lending institution as described above whereupon following such assignment by Tenant and the assumption of this Lease by the said lending institution, Tenant shall be released from its liabilities under this Lease.

(b) If at any time during the term of this Lease any part or all of the corporate shares of Tenant, or of a parent corporation of which the Tenant is a direct or indirect subsidiary, shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present affective voting control of Tenant or of such parent corporation by the person or persons owning or controlling a majority of the shares of Tenant or of such parent corporation on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change, and such change in voting control shall constitute an assignment of this Lease for all purposes of this Section; provided, however, that this provision shall not apply in the event that over fifty (50%) percent of the voting power of the Tenant corporation or of such parent corporation is held by fifty (50) or more unrelated shareholders or

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         distributors to such number of unrelated shareholders in a public distribution of securities.


                                  ARTICLE XIII
                         DESTRUCTION OF DEMISED PREMISES

Section 13.01. Total or Partial Destruction.

(a) If the Demised Premises shall be damaged by fire or other casualty covered by Landlord's policies of fire and broad form extended coverage insurance but are not thereby rendered untenantable in whole or in part, subject to the limitations hereafter set forth, Landlord, at its own expense, shall cause such damage to be repaired, and the rent shall be abated pending completion of such repairs. If the Demised Premises shall be damaged or destroyed by a fire or casualty not covered by Landlord's policies of fire and broad form extended coverage insurance and the Landlord, at its option, decides not to repair and restore the premises, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after the occurrence of such damage or destruction, to cancel and terminate this Lease. Either party shall have the right, to be exercised by notice in writing, delivered to the other within thirty (30) days from and after any occurrence which renders the premises wholly untenantable to cancel this Lease, if said destruction of the premises occurs within the last two (2) years of the term of this Lease or if repairs to the Demised Premises shall take in excess of One Hundred Twenty (120) days to complete, said cancellation to take effect ninety (90) days from and after the receipt of such notice by the other party, and in such event this Lease and the tenancy hereby created shall cease as of the aforesaid date (except that such cancellation shall not affect the obligations of the parties which have accrued theretofore and remain unpaid), the rent to be adjusted as of such date.

(b) Tenant covenants that it will give notice to Landlord of any accident or damage, whether such damage is caused by insured or uninsured casualty, occurring in, on or about the Demised Premises within seventy-two (72) hours after Tenant has or actual knowledge of the occurrence of such accident or damage.

Section 13.02. Partial Destruction of Real Property.

         In the event that fifty (50%) percent or more of the rentable square feet of the Real Property or the Demised Premises shall be damaged or destroyed by fire or other cause notwithstanding that the Demised Premises may be unaffected by such fire or other cause, Landlord or Tenant shall have the right, to be exercised by notice in writing delivered to the other within sixty (60) days after said occurrence, to cancel and terminate this Lease. Upon

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the giving of such notice, the term of this Lease shall expire by lapse of time upon the fifteenth (15th) day after such notice is given and Tenant shall vacate the Demised Premises and surrender the same to Landlord.


                                   ARTICLE XIV
                                 EMINENT DOMAIN

Section 14.01. Total Condemnation.

         If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of eminent domain, condemnation or expropriation or in the event of conveyance in lieu thereof, then this Lease shall terminate as of the date on which possession of the Demised Premises is required to be surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired term of this Lease, but may make claims that Tenant may be entitled to under Pennsylvania law for moving expenses.

Section 14.02. Partial Condemnation.

         If any part of the Demised Premises or the Real Property shall be partially taken or conveyed and if such partial taking or conveyance shall render the Demised Premises unsuitable for the business of the Tenant, then the term of this Lease shall cease and terminate as of the date on which possession of the Demised Premises is required to be surrendered to the condemning authority and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this Lease, but may make claims that Tenant may be entitled to under Pennsylvania law for moving expenses. In the event such partial taking or conveyance is not extensive enough to render the Demised Premises unsuitable for the business of Tenant, this Lease shall continue in full force and effect except that the rent shall be abated in the same proportion that the rentable quare feet of the Demised Premises so taken or conveyed bears to area immediately prior to such taking or conveyance, such reduction commencing as of the date Tenant is required to surrender possession of such portion. Landlord shall promptly restore the Demised Premises or Real Property, to the extent of condemnation proceeds available for such purpose, as nearly as practicable to a condition comparable to their condition at the time of such condemnation less the portion lost in the taking or conveyance and Tenant shall promptly make all necessary repairs, restoration and alterations of Tenant's fixtures, equipment and furnishings and shall promptly re-enter the Demised Premises and commence doing business in accordance with the provisions of this Lease.



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                                   ARTICLE XV
                   BANKRUPTCY; LANDLORD'S REMEDIES AND DAMAGES

Section 15.01. Bankruptcy.

         If there shall be filed against Tenant, in any court, pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or any portion of Tenant's property, and if, within ninety (90) days thereof, Tenant or such guarantor or surety fails to secure a discharge thereof, or if Tenant shall voluntarily file any such petition or make an assignment for the benefit of creditors or petition for or enter into such an arrangement, this Lease, at the option of Landlord, may be cancelled or terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to acquire or remain in possession of the Demised Premises, as the case may be, and Landlord shall have no further liability hereunder to Tenant or such person, and Tenant or any such person shall forthwith quit and surrender the Demised Premises. If this Lease shall be so cancelled or terminated, Landlord, in addition to the other rights and remedies of Landlord under Article XVII hereof, or contained elsewhere in this Lease, or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit and any other money received by Landlord from Tenant or others on behalf of Tenant as Landlord's sole remedy for such occurrence by Tenant.

Section 15.02. Damages.

         It is stipulated and agreed that in the event of the cancellation or termination of this Lease pursuant to Section 15.01 hereof, Landlord shall forthwith, notwithstanding any other provision of this Lease to the contrary, be entitled to recover from Tenant the Termination Fee set forth in Section 16.02 below.


                                   ARTICLE XVI
                     EVENTS OF DEFAULT; LANDLORD'S REMEDIES

Section 16.01. Events of Default.

The following shall constitute Events of Default:

(a) If Tenant defaults in the payment of any sum of money when due and such default shall continue for ten (10) days after the date of written notice from Landlord or Tenant.


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(b)      Except as to acts, defaults, omissions and/or occurrences
         characterized, defined, denoted, or identified in this Lease as Deliberate Events of Default, if Tenant defaults in fulfilling any of the other covenants of this Lease on Tenant's part to be performed hereunder and such default shall continue for the period within which performance is required to be made by specific provision of this Lease, or, if no such period is so provided, for thirty (30) days after the date of written notice from Landlord to Tenant specifying the nature of said default, or, if the default so specified shall be of such a nature that the same cannot be reasonably cured or remedied within said thirty
         (30) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such thirty (30) day period and shall not thereafter diligently proceed therewith to completion.

(c)      Any event described in Section 15.01.

Section 16.02. Termination.

         Upon or after the occurrence of any one or more of such Event of Default, if the term shall not have commenced, Landlord may immediately cancel this Lease by written notice to Tenant, or if the term shall have commenced, Landlord may serve upon Tenant a written notice that this Lease and the term will terminate on a date to be specified therein, which shall not be less than thirty (30) days after the date of such notice. Upon the date specified in the aforesaid notice of termination this Lease and the term hereof shall terminate and come to an end as fully and completely as if such date were the day herein definitely fixed for the end and expiration of this Lease and such term, of law, or decision of any court to the contrary, Tenant shall remain liable as set forth hereinafter. Notwithstanding the foregoing, Tenant shall, at any time following the first year of the Term of this Lease, have the right to terminate this Lease upon three (3) months prior written notice of its intention to terminate. Such termination shall be effective on the date occurring ninety (90) days from the date of such notice (the "Termination Date"). On the Termination Date, the Tenant shall pay to Landlord a Termination Fee equal to the unamortized portion of the Landlord's contribution to Tenant Improvements (as set forth on Exhibit B) divided by one hundred twenty (120) months, multiplied by the amount of months remaining in the unexpired term of the Lease. There shall be no Termination Fee due and owing to Landlord if the foregoing events occur in any renewal term.

Section 16.03. Right of Possession.

         Upon or after any one or more Events of Default; or if the notice provided for above in Section 16.02 hereof shall have been given and this Lease shall be terminated; then, in all or any of such events, in addition to, and not in lieu of, all other remedies of Landlord, Landlord may re-enter the Demised Premises, either by summary legal proceedings and dispossess Tenant and the legal representative of Tenant or other occupant of the Demised

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






Premises, and repossess and enjoy the Demised Premises, together with all alterations, additions and improvements, all without being liable to prosecution or damages therefor.

Section 16.04. Additional Remedies of Landlord.

(a) In the event of any Event of Default and/or dispossession by summary proceedings, in addition to, and not in lieu of, all other remedies which Landlord has under this Lease, at law or in equity Landlord shall be entitled to recover damages from the Tenant not in excess of the Termination Fee.

(b) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedies under this Lease, now or hereafter existing at law or in equity or by statute.


                                  ARTICLE XVII
                                SECURITY DEPOSIT

Section 17.01.             Security Deposit.

(a) Landlord acknowledges receipt from Tenant of the sum set forth in paragraph I of the Indenture of Lease to be held as security for the payment of any rent and all other sums of money payable by Tenant under this Lease and for the faithful performance of all covenants of Tenant hereunder, the amount of such security deposit, without interest, shall be refunded to Tenant after termination of the term of this Lease, provided Tenant shall have made all such payments and performed all such covenants. Upon any default by Tenant hereunder, all or part of such security deposit may, at Landlord's sole option, be applied on account of such default, and thereafter Tenant shall restore the resulting deficiency in such security deposit, upon demand.

(b) Landlord may deliver the security deposit to any purchaser of Landlord's interest in the Demised Premises, in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit, and Tenant agrees to look solely to such purchaser for the return of such security deposit.



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                                  ARTICLE XVIII
                                  MISCELLANEOUS

Section 18.01. Access by Landlord.

         Landlord may at all reasonable times during the term of this Lease enter to inspect the Demised Premises and/or may show the Demised Premises and building to others. Any time within one (1) year immediately preceding the expiration of the term of this Lease, Landlord shall have the right to display on the exterior of the Demised Premises (but not so as to unreasonably obstruct the view thereof or access thereto) the customary "For Rent" sign and during such period Landlord may show the premises to prospective Tenants. Landlord also reserves the right after notice of intention to so enter (except that in the event of an emergency, no notice shall be required) to enter the premises at any time and from time to time to make such repairs, additions or alterations as it may deem necessary for the safety, improvement or preservation thereof, or of the building in which the Demised Premises is contained.

Section 18.02. Holding Over.

         Should Tenant hold over in possession of the Demised Premises after the expiration of the term hereof without the execution of a new Lease agreement or extension or renewal agreement, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises from month to month, subject to such occupancy being terminated by either party upon at least thirty (30) days' written notice, at the rental, including, but not limited to, Fixed Minimum Rent equal to 120% of the rent reserved hereunder.

Section 18.03. Successors.

         All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, trustees, receivers, legal representatives, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein.

Section 18.04. Quiet Enjoyment.

         So long as Tenant shall pay the rents herein provided within the respective times provided therefor, and provided and so long as Tenant observes and performs all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Demised Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully

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claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

Section 18.05. Waiver.

         The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver or any subsequent breach of the same or a waiver of any other term, covenant or condition herein contained. The subsequent acceptance by Landlord of rent due hereunder or any or all other monetary obligations of Tenant hereunder, whether or not denoted as rent hereunder, shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to make the particular payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing and executed by Landlord.

Section 18.06. Custom and Usage.

         Any law, usage or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Landlord in refraining from so doing at any time or times with respect to the Tenant hereunder or with respect to other Tenants of the Real Property. The failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

Section 18.07. Accord and Satisfaction.

         No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease, at law or in equity.

Section 18.08. Entire Agreement.

         The Indenture of Lease, the Lease Agreement, the Exhibits, if any, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and

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understandings, whether oral, written or both, between the parties hereto, and their representatives, are merged herein and extinguished, this Lease superseding and cancelling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced.

Section 18.09. No Partnership.

         Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

Section 18.10. Notices.

         All payments of rent and any and all other monetary obligations of Tenant accruing hereunder, whether or not denoted as rents, shall be paid to:
Philadelphia Management Co., 1728 Spruce Street, Philadelphia, Pennsylvania 19107, Attention: Mr. Ronald Caplan, until Tenant is notified otherwise in writing, and all notices given to Landlord hereunder shall be in writing and forwarded to it at such address, postage prepaid, by registered or certified mail, return receipt requested. All notices to Tenant shall be forwarded to it at the address set forth in the Indenture of Lease until Landlord is notified otherwise in writing, by postage prepaid, registered or certified mail, return receipt requested or by delivery in person and in the event of a delivery in person, the affidavit of the person making such delivery shall be conclusive proof of the delivery and of the date and time of such delivery. All notices shall be deemed to have been given on the date when deposited in the mail receptacles maintained by the corporation which has been charted by the United States Government to operate and deliver the mail as aforesaid or, in the case of notices, delivered in person to Tenant, when so delivered. Notices by the Landlord may be given on its behalf by any agent or attorney for Landlord.

Section 18.11. Captions and Index.

         The captions and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

Section 18.12. Tenant Defined; Use of Pronoun.

         The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given

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by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural number where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

Section 18.13. Partial Invalidity; Separate Covenants.

         If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforced to the fullest extent permitted by law. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provision of this Lease unless expressly so provided.

Section 18.14. Recording.

         Tenant shall not record this Lease without the written consent of Landlord. If Landlord requests, the parties shall execute and acknowledge a short form of Lease for recording purposes which shall be recorded at Landlord's expense.

Section 18.15. Brokerage Commission.

         Tenant represents and warrants to Landlord that Tenant has had no dealing, negotiations or communications with respect to the premises, the Real Property or this transaction with any other broker or finder except Philadelphia Management Co., whose commission, if any, is the responsibility of Landlord.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

WITNESS:                                   Landlord:

                                           WALNUT SQUARE PARTNERS, a
                                           Pennsylvania limited partnership


                                           By:      [Illegible]
----------------------------------            --------------------------------

ATTEST:                                    Tenant:

                                           CRUSADER SAVINGS BANK, FSB


By:                                        By:  /s/ Joseph T. Crowley
  --------------------------------            --------------------------------
Title:                                     Title:  President

[CORPORATE SEAL]


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                                    EXHIBIT A
                DESCRIPTION OF REAL PROPERTY AND DEMISED PREMISES


6,000 +/- square feet of office space on the first and second floors of apartment building located at 1230 Walnut Street and known as Walnut Square Apartments.


                                       A-1